SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest Event
Reported):          19-Nov-99

DLJ MORTGAGE ACCEPTANCE CORP.,
First Nationwide Trust Series 1999-4
Mortgage Pass-Through Certificates
(Exact name of registrant as specified in its charter)


New York            333-5961             13-3460894
(State or Other     (Commission          (I.R.S. Employer
Jurisdiction        File Number)         Identification No.)
of Incorporation)


        277 Park Avenue
        New York, New York                  10172
        (Address of Principal             (Zip Code)
        Executive Offices)

Registrant's telephone number, including area code   (212) 892-3000


Item 5. Other Events.

On behalf of DLJ Mortgage Acceptance Corp, First Nationwide Trust Series 1999-4, Mortgage Pass-Through Certificates, a Trust created pursuant to the Pooling and Servicing Agreement, dated August 1, 1999 by The First National Bank of Chicago, as trustee for the Trust, the Trustee has caused to be filed with the
Commission, the Monthly Report dated        19-Nov-99
The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly
Report will occur subsequent to each monthly distribution to the holders of the Certificates, Due April 25, 2029.

A.      Monthly Report Information:
        See Exhibit No. 1

B.      Have any deficiencies occurred?   NO.
                    Date:
                    Amount:

C.      Item 1: Legal Proceedings:       NONE

D.      Item 2: Changes in Securities:   NONE

E. Item 4: Submission of Matters to a Vote of Certifi-catholders: NONE

F.      Item 5: Other Information - Form 10-Q, Part II -
        Items 1,2,4,5 if applicable:  NOT APPLICABLE


Item 7.  Monthly Statementsand Exhibits

Information and Exhibits.

Exhibit No. 1

First Nationwide Trust Series 1999-4
Mortgage Pass-Through Certificates

STATEMENT TO CERTIFICATEHOLDERS

DISTRIBUTION SUMMARY

         Beginning                        Principal   Remaining  Distribution
Class     Balance    Principal  Interest     Loss      Balance      Date
IPP-A-1    49356657      376327   277631           0    48980330  19-Nov-99
IIPP-A-1  170981235      428199   961769           0   170553036  19-Nov-99
IIIPP-A-  786186533     2066333  4258510           0   784120200  19-Nov-99
IVPP-A-1   47584143       46030   257747           0    47538113  19-Nov-99
P           3220669        3948 NA                 0     3216721  19-Nov-99
X           4132695 NA             22385           0     4117628  19-Nov-99
C-B-1      21001224       17964   114669           0    20983260  19-Nov-99
C-B-2       8842621        7564    48282           0     8835057  19-Nov-99
C-B-3       2763318        2364    15088           0     2760955  19-Nov-99
C-B-4       4421310        3782    24141           0     4417528  19-Nov-99
C-B-5       2210655        1891    12070           0     2208764  19-Nov-99
C-B-6       2210655        1891    12070           0     2208764  19-Nov-99
C-B-7       2763322        2364    15088           0     2760959  19-Nov-99
A-R               0           0        0           0           0  19-Nov-99
TOTAL:   1101542342     2958655  6019452           0  1098583686  19-Nov-99


         Beginning
        Current Prin Principal            Remaining  Distribution
Class      Amount   DistributionInterest   Balance       Date
IPP-A-1    989.64129     7.54567  5.56673   982.09562 19-Nov-99
IIPP-A-1   996.27269     2.49503  5.60403   993.77766 19-Nov-99
IIIPP-A-   994.94859     2.61502  5.38930   992.33357 19-Nov-99
IVPP-A-1   991.11467     0.95874  5.36854   990.15593 19-Nov-99
P          997.84704     1.22323NA          996.62382 19-Nov-99
X          995.43115NA            5.39192   991.80190 19-Nov-99
C-B-1      998.31011     0.85394  5.45086   997.45617 19-Nov-99
C-B-2      998.31011     0.85394  5.45086   997.45617 19-Nov-99
C-B-3      998.31012     0.85394  5.45086   997.45618 19-Nov-99
C-B-4      998.31011     0.85394  5.45086   997.45617 19-Nov-99
C-B-5      998.31011     0.85394  5.45086   997.45617 19-Nov-99
C-B-6      998.31011     0.85394  5.45086   997.45617 19-Nov-99
C-B-7      998.31014     0.85394  5.45086   997.45620 19-Nov-99
A-R          0.00000     0.00000  0.11000     0.00000 19-Nov-99


                                SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
                                DLJ MORTGAGE ACCEPTANCE CORP.

                    By: /s/ Mary Fonti
                    Name:       Mary Fonti
                    Title:      Trust Officer
                                Bank One

        Dated:         30-Nov-99